Putnam
Minnesota
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

In today's uncertain economic and investment environment, where investor mood is as much a factor in determining market direction as the underlying fundamentals, portfolio managers must constantly be looking to the future while coping with the present.

In a sense, that is where the managers of Putnam Minnesota Tax Exempt Income Fund found themselves during the six months ended November 30, 2002. Taking a defensive position in order to protect the value of the portfolio against an anticipated rise in interest rates appeared a prudent move. However, during the period, it put the fund at a competitive disadvantage and contributed to its underperformance of both its benchmark and its peer group category average during the period just ended. You will find the details on page 7.

There were some bright spots during the period; the municipal-bond market was generally strong and the portfolio's overall high quality helped offset the negatives. In the following report, the fund's managers discuss the reasons behind the fund's performance and also offer their views on prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 15, 2003

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

During the first half of Putnam Minnesota Tax Exempt Income Fund's 2003 fiscal year, interest rates first rose and then fell dramatically. Last June, at the beginning of the fiscal year, we were concerned that interest rates might rise sharply as the economy gained momentum, depressing bond prices. We positioned the fund defensively in the middle of the period, trimming some longer-term bonds to make the portfolio less sensitive to price changes. As a result, the fund was not able to take full advantage of the rally in bond prices in August and September, when interest rates fell. However, this positioning protected the value of the portfolio in October and November when interest rates reversed course and rose almost as dramatically as they had fallen.

However, for the six-month period ended November 30, 2002, the fund underperformed relative to its benchmark, the Lehman Municipal Bond Index. (See performance details on page 7.) These results reflect the fact that the Lehman index is a nationwide cross-section of municipal bonds, while the fund invests primarily in bonds issued in Minnesota. Moreover, market trends in the last six months generally favored high-quality bonds, reflecting investor uncertainty. While your fund invests a portion of its assets in lower-rated issues, we believe our research and attention to diversification will reward investors over time.

Total return for 6 months ended 11/30/02

        Class A           Class B           Class M
      NAV     POP      NAV     CDSC       NAV     POP
-----------------------------------------------------------------------
     2.66%   -2.21%    2.33%   -2.67%    2.62%   -0.75%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care                     19.0%

Education                        6.2%

Housing                          5.2%

Utilities and power              5.0%

Paper and
forest products                  3.2%

Footnote reads:
*Based on net assets as of 11/30/02. Holdings will vary over time.


* YIELD DIFFERENCES BASED ON MATURITY, QUALITY REACHED EXTREMES

At the beginning of the fiscal period, we were selling some of the fund's intermediate bonds -- those maturing in 10 to 12 years -- redeploying assets into bonds maturing in 25 to 30 years. We made this shift because the spreads, or difference in yields available from long-term bonds compared to shorter-term issues, had reached extreme levels that we believed were not sustainable. Indeed, long rates were relatively stable in the past six months, as short- and intermediate-term bonds absorbed most of the impact of volatile interest rates. We have been transitioning the portfolio into what we call a barbell configuration, focusing assets on bonds with shorter and longer maturities, with relatively little exposure to intermediate-term bonds. Our strategy of reducing our intermediate-term bond holdings was a negative for the fund earlier in the period, when interest rates fell and prices rose, because prices of intermediate-term bonds were more strongly affected than prices of other maturities. However, the portfolio benefited from this positioning when the market began to reverse direction near the end of the reporting period.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 52.8%

Aa/AA -- 20.2%

A -- 7.2%

Baa/BBB -- 6.9%

Ba/BB -- 9.7%

Other (B, CCC, VMIG1) -- 3.2%

Footnote reads:
*As a percentage of market value as of 11/30/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Prices of lower-rated bonds generally underperformed along with stock prices during much of the period, as investors flocked to the relative safety of high-quality bonds. Investor concerns were caused by the sluggish economy, high unemployment, ongoing corporate scandals, the possibility of war with Iraq, and terrorist threats around the world. Demand for Treasury securities grew so strong that, by early October, the yield on 10-year Treasury bonds had fallen to 3.60%, its lowest level since the 1950s. However, in October, reports of stronger-than-expected economic growth rekindled investor optimism and the stock market began to rally. A reversal of the flight to quality occurred, benefiting stocks and lower-quality bonds, and sending 10-year Treasury yields up over 4.20% in a matter of weeks.


Fund Profile

Putnam Minnesota Tax Exempt Income Fund seeks to provide high current income free from federal and Minnesota state income taxes, consistent with the preservation of capital. It is suitable for Minnesota investors seeking tax-free income through a diversified portfolio of municipal bonds.

Yet in spite of the October price rally, lower-quality issues were selling at such low prices at the end of November that the difference in yields available at opposite ends of the credit quality spectrum was still historically wide. Investors willing to accept the risks of investing in lower-quality bonds were being very well compensated. Because Minnesota is stronger financially than many other states, lower-rated bonds suitable for this fund are not easy to find. Top-rated securities (rated AAA/Aaa and AA/Aa) make up more than half the fund's portfolio. However, we have been selectively adding to the fund's lower-rated holdings while paying extra attention to diversification.

* MANAGERS SEEK TO BALANCE IMPACT WITH EQUILIBRIUM

Diversification is nothing new. It has been one of the central strategies of prudent investors for many years. However, in uncertain times like these, when the direction of the economy is so unclear, diversification becomes more important than ever. We try to keep positions large enough to have a positive impact on the overall portfolio, but not so large that performance will suffer if an unforeseen event causes prices to decline.

For example, we recently purchased Minnesota Higher Education Facilities, The College of St. Catherine bonds. Rated Baa1 by Moody's, these bonds are in the lower tier of the investment-grade category, and they pay 5.375%, maturing in 2032. We also purchased St. Catherine's bonds with a 5% coupon and a maturity date of 2018. The college has a solid endowment and a positive fund-raising history, as well as strong student enrollment. In keeping with our policy of trying to make each trade satisfy several different goals, the St. Catherine's purchases help diversify the portfolio, while fitting into our quality and maturity strategies.

The importance of diversification -- by security, industry, and rating category -- is also illustrated by what has happened to one of the fund's lower-rated holdings in the airline industry. Many holdings in this sector consist of Industrial Development Bonds (IDBs). These are municipal bonds issued to encourage local expansion by various businesses. They are backed only by the credit of the company benefiting from the financing, not by the issuing municipality. As a result, as the airlines suffered from declining traffic and high fixed costs, many of the airline-backed municipal bonds declined in price. The fund's only airline holding, which was issued for the benefit of Northwest Airlines, was purchased about 18 months ago. Issued to finance improvements to Minneapolis and St. Paul Airport, the bonds offer a coupon of 7% and mature in 2025. Although negative sentiment has affected the airline industry as a whole, we believe Northwest Airlines will be among the survivors. Furthermore, the breadth of the portfolio's diversification minimized the negative effect of this one holding on the fund's overall performance.

* "MOB" TACTIC CAPITALIZES ON RELATIONSHIP BETWEEN MUNICIPAL BONDS AND
  TREASURIES

MOB is an acronym for "munis over bonds" (tax-exempt municipal bonds over taxable U.S. government bonds). Toward the end of the semiannual period, we took advantage of a situation in which municipal-bond yields were extremely high in comparison to Treasury yields. For municipal-bond investors, this is highly significant, because they were essentially getting close to the same yield as they would have on a comparable Treasury bond without having to pay taxes. For the fund, the situation created an opportunity. We executed a "cross-market" trading strategy, in which we bought 10-year municipal bonds and sold 10-year Treasury futures contracts.

This strategy can benefit the fund whether interest rates go up or down. If interest rates rise (and bond prices fall), the fund is likely to have a loss on the municipal bonds, but we believe it should more than make up for the loss with a gain on the Treasury futures contracts. If rates fall (and bond prices rise), the fund is likely to have a slight loss on the Treasury futures contracts, but we feel it should make a greater amount on the municipal bonds. We anticipate the yield ratios will trend back to a more "normal" level as municipal supply moderates and demand increases. Typically, we see heightened demand each January when investors have coupon income and proceeds from maturing bonds to reinvest.

* SLOW ECONOMY LIKELY TO EXTEND INTO LATE 2003

At the beginning of the fund's fiscal period, we were concerned that the economic recovery might accelerate, prompting the Federal Reserve Board to raise interest rates. However, the recovery has been much weaker than most observers had believed, and the Fed's outlook shifted from concern about inflation to concern about a potential period of deflation. This shift in outlook prompted the Fed's most recent rate cut of 0.5% in early November, leaving the federal funds target rate at 1.25% -- the lowest level in four decades.

Going forward, we still believe there will be a recovery that will extend into 2003, but we think it will be more modest than our previous estimates. Although consumer confidence registered a small gain in November, it reached nine-year lows in October. The outlook for business spending is sluggish. And there is also a great deal of uncertainty for municipalities, as the slow economy has strained budgets. We continue to be cautious about the direction of interest rates, as the potential for an increase is strong. Consequently, we plan to keep the fund well diversified across a wide range of sectors and individual holdings. Over the long term, we have confidence in the fiscal strength and vitality of Minnesota, and we believe this fund will continue to offer residents an attractive alternative for tax-free income.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/02, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Paul Drury (Portfolio Leader), David Hamlin (Portfolio Member), Susan McCormack (Portfolio Member), Richard Wyke (Portfolio Member), Joyce Dragone, and Jerome Jacobs.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 11/30/02

                     Class A         Class B        Class M
(inception dates)  (10/23/89)       (7/15/93)       (4/3/95)
                  NAV      POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          2.66%  -2.21%   2.33%  -2.67%   2.62%  -0.75%
------------------------------------------------------------------------------
1 year            5.10    0.12    4.53   -0.47    5.02    1.57
------------------------------------------------------------------------------
5 years          24.32   18.36   20.46   18.52   22.74   18.71
Annual average    4.45    3.43    3.79    3.46    4.18    3.49
------------------------------------------------------------------------------
10 years         69.90   61.81   58.53   58.53   65.00   59.59
Annual average    5.44    4.93    4.72    4.72    5.14    4.79
------------------------------------------------------------------------------
Annual average
(life of fund)    6.05    5.66    5.29    5.29    5.69    5.43
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/02

                             Lehman Municipal         Consumer
                               Bond Index            price index
------------------------------------------------------------------------------
6 months                          3.67%                 1.11%
------------------------------------------------------------------------------
1 year                            6.32                  2.25
------------------------------------------------------------------------------
5 years                          33.35                 12.24
Annual average                    5.93                  2.34
------------------------------------------------------------------------------
10 years                         89.35                 27.73
Annual average                    6.59                  2.48
------------------------------------------------------------------------------
Annual average
(life of fund)                    7.31                  2.87
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Performance for class B and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

For a portion of the period, this fund limited expenses, without which returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 11/30/02

                                  Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions
(number)                             6               6               6
------------------------------------------------------------------------------
Income 1                        $0.195055       $0.165391       $0.181609
------------------------------------------------------------------------------
Capital gains 1                      --              --              --
------------------------------------------------------------------------------
  Total                         $0.195055       $0.165391       $0.181609
------------------------------------------------------------------------------
Share value:                   NAV     POP          NAV         NAV     POP
------------------------------------------------------------------------------
5/31/02                       $8.84   $9.28        $8.82       $8.84   $9.14
------------------------------------------------------------------------------
11/30/02                       8.88    9.32         8.86        8.89    9.19
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2                         4.31%   4.11%        3.66%       4.01%   3.88%
------------------------------------------------------------------------------
Taxable
equivalent 3                   7.62    7.26         6.47        7.09    6.86
------------------------------------------------------------------------------
Current
30-day SEC
yield 4                        3.80    3.62         3.16        3.50    3.39
------------------------------------------------------------------------------
Taxable
equivalent 3                   6.72    6.40         5.59        6.19    5.99
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 43.42% federal and Minnesota state combined tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                       Class A          Class B        Class M
(inception dates)     (10/23/89)       (7/15/93)       (4/3/95)
                     NAV      POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months             3.33%  -1.54%   3.02%  -1.98%   3.19%  -0.18%
------------------------------------------------------------------------------
1 year               7.81    2.64    7.27    2.27    7.50    4.04
------------------------------------------------------------------------------
5 years             25.00   19.05   21.16   19.20   23.15   19.14
Annual average       4.56    3.55    3.91    3.57    4.25    3.56
------------------------------------------------------------------------------
10 years            70.75   62.67   59.46   59.46   65.61   60.22
Annual average       5.50    4.99    4.78    4.78    5.17    4.83
------------------------------------------------------------------------------
Annual average
(life of fund)       6.14    5.75    5.38    5.38    5.77    5.51
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. It assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
November 30, 2002 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (100.4%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
California (1.1%)
-------------------------------------------------------------------------------------------------------------------
         $1,500,000 CA State Dept. of Wtr. Resources Rev. Bonds, Ser. A,
                    AMBAC, 5 1/2s, 5/1/16                                                 Aaa            $1,635,000

District of Columbia (0.3%)
-------------------------------------------------------------------------------------------------------------------
            500,000 DC Tobacco Settlement Fin. Corp. Rev. Bonds,
                    6 3/4s, 5/15/40                                                       A1                506,250

Louisiana (0.4%)
-------------------------------------------------------------------------------------------------------------------
            750,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds (Lake Charles
                    Memorial Hosp. Project), 8 5/8s, 12/1/30                              CCC/P             666,563

Minnesota (98.0%)
-------------------------------------------------------------------------------------------------------------------
          1,045,000 Anoka Cnty., Hsg. & Redev. Auth. G.O. Bonds, AMBAC,
                    5s, 1/1/28                                                            Aaa             1,030,631
                    Anoka-Hennepin, G.O. Bonds (Indpt. School Dist.
                    No. 11 Classroom Enhancement),
          2,670,000 5s, 2/1/12                                                            Aa1             2,856,900
          2,000,000 5s, 2/1/11                                                            Aa1             2,160,000
          1,200,000 Arden Hills, Hsg. & Healthcare Facs. VRDN
                    (Presbyterian Homes), Ser. A, 1.3s, 9/1/29                            A-1             1,200,000
                    Bemidji, Hosp. Fac. Rev. Bonds (First Mtge.-North
                    Country Hlth. Svcs.)
          1,200,000 5 5/8s, 9/1/21                                                        A               1,212,000
          1,760,000 5 5/8s, 9/1/15                                                        A               1,810,600
          1,560,000 Big Lake, G.O. Bonds (Indpt. School Dist. No. 728),
                    Ser. C, FSA, 5s, 2/1/21                                               Aaa             1,573,650
          1,000,000 Brainerd, G.O. Bonds (Indpt. School Dist. No. 181),
                    Ser. A, FGIC, 5s, 2/1/13                                              Aaa             1,073,750
          1,000,000 Brooklyn Ctr., VRDN, (Brookdale Corp. III Project)
                    1.3s, 12/1/07                                                         A-1             1,000,000
          1,000,000 Cass Lake, G.O. Bonds (Indpt. School Dist. No. 115),
                    FGIC, 5s, 2/1/28                                                      AAA               992,500
          1,800,000 Chaska, Indl. Dev. Rev. Bonds (Lifecore Biomedical, Inc.),
                    10 1/4s, 9/1/20                                                       BB/P            1,893,600
                    Cohasset, VRDN (MN Pwr. & Light Co. Project)
          3,845,000 Ser. A, 1 1/4s, 6/1/20                                                A-1+            3,845,000
          1,515,000 Ser. B, 1 1/4s, 6/1/13                                                A-1+            1,515,000
                    Duluth, Econ. Dev. Auth. Healthcare Fac. Rev. Bonds
          1,000,000 (BSM Properties, Inc.), Ser. A, 7.6s, 12/1/11                         Baa2            1,131,250
          1,000,000 (St. Luke's Hosp.), 7 1/4s, 6/15/32 (SEG)                             BB                987,500
          1,000,000 (BSM Properties, Inc.), 5 7/8s, 12/1/28                               BB/P              888,750
            750,000 East Grand Forks, Poll. Rev. Bonds (American
                    Crystal Sugar), Ser. A, 6s, 4/1/18                                    BBB+              766,875
          1,000,000 Elk River, G.O. Bonds (Indpt. School Dist. No. 728),
                    Ser. A, MBIA, 5s, 2/1/19                                              Aaa             1,020,000
          1,440,000 Hennepin Cnty., G.O. Bonds, Ser. A, 5 1/8s, 12/1/19                   Aaa             1,486,800
          1,000,000 Hutchinson, G.O. Bonds (Indpt. School Dist. No. 423),
                    Ser. A, 5 3/4s, 2/1/13                                                Aa1             1,098,750
          1,565,000 Intl. Falls, Env. Fac. Rev. Bonds (Boise Cascade Corp.),
                    7.2s, 10/1/24                                                         BB+             1,606,081
          1,000,000 Intl. Falls, Poll. Ctr. Rev. Bonds (Boise Cascade Corp.),
                    5.65s, 12/1/22                                                        BB+               848,750
          2,610,000 Itasca Cnty., G.O. Bonds (Indpt. School Dist. No. 318),
                    FSA, 5s, 2/1/15                                                       AAA             2,750,288
          2,000,000 Lakeville, G.O. Bonds (Indpt. School Dist. No. 194),
                    Ser. A, FGIC, 5 1/2s, 2/1/24                                          Aaa             2,092,500
          1,000,000 Mankato, Multi-Family VRDN (Highland Hills
                    of Mankato), 1.3s, 5/1/27                                             A-1             1,000,000
          2,000,000 Martin Cnty., Hosp. Rev. Bonds (Fairmont
                    Cmnty. Hosp.), 6 5/8s, 9/1/22                                         BBB-/P          1,955,000
          1,550,000 Medford, G.O. Bonds (Indpt. School Dist. No. 763),
                    Ser. A, FSA, 5 1/2s, 2/1/31                                           Aaa             1,602,313
          1,800,000 Minneapolis & St. Paul, Cmnty. Arpt. Rev. Bonds, Ser. C,
                    5 1/2s, 1/1/16                                                        Aaa             1,921,500
          1,000,000 Minneapolis & St. Paul, Hsg. & Redev. Auth. Healthcare
                    Syst. Rev. Bonds (Children's Healthcare), Ser. A,
                    FSA, 5.7s, 8/15/16                                                    Aaa             1,063,750
          2,375,000 Minneapolis & St. Paul, Hsg. & Redev. Auth. Healthcare
                    Syst. VRDN (Children's Healthcare), Ser. B, FSA,
                    1.3, 8/15/25                                                          VMIG1           2,375,000
          1,200,000 Minneapolis & St. Paul, Metropolitan Arpt. Comm.
                    Special Fac. Rev. Bonds (Northwest Airlines, Inc.),
                    Ser. A, 7s, 4/1/25                                                    B+/P              882,000
          1,705,000 Minneapolis, Cmnty. Dev. Agcy. Rev. Bonds, Ser. G-3,
                    5.45s, 12/1/31                                                        A-              1,715,656
                    Minneapolis, G.O. Bonds
          2,000,000 (Sports Arena), 5.2s, 10/1/24                                         AAA             2,040,000
          1,500,000 Ser. B, 5 1/8s, 12/1/24                                               AAA             1,526,250
          1,200,000 5s, 12/1/18                                                           AAA             1,230,000
          1,500,000 (Convention Ctr.), 5s, 12/1/12                                        AAA             1,606,875
          1,250,000 (Convention Ctr.), Ser. A, 5s, 12/1/12                                AAA             1,337,500
          1,000,000 Minneapolis, Healthcare Syst. Rev. Bonds
                    (Fairview Hlth. Svcs.), Ser. B, MBIA, 5s, 5/15/10                     Aaa             1,076,250
                    Minneapolis, Multi-Fam. Rev. Bonds
          1,190,000 (East Bank Project), GNMA Coll., 5 3/4s, 10/20/42                     Aaa             1,206,363
          1,000,000 (Bottineau Commons Project), GNMA Coll.,
                    5.45s, 4/20/43                                                        Aaa             1,006,250
                    Minneapolis, Rev. Bonds (Walker Methodist Sr. Svcs.)
          1,400,000 Ser. A, 6s, 11/15/28                                                  BB-/P           1,183,000
          1,000,000 Ser. C, 6s, 11/15/28                                                  BB-/P             845,000
            430,000 Minneapolis, Single Fam. Rev. Bonds (Phase V), FNMA
                    Coll. & GNMA Coll., 6 1/4s, 4/1/22                                    Aaa               444,409
          1,675,000 Minneapolis, Tax Increment G.O. Bonds, Ser. E,
                    5s, 3/1/26                                                            AAA             1,689,656
          2,715,000 Minnetonka, Rev. Bonds (Indpt. School Dist. No. 276),
                    Ser. B, 5 3/4s, 2/1/22                                                Aa1             2,905,050
                    MN Agricultural & Econ. Dev. Board Rev. Bonds
          1,500,000 (Evangelical Lutheran Project), 6 5/8s, 8/1/25                        A3              1,556,250
          3,000,000 (Fairview Hosp.), Ser. A, MBIA, 5 1/2s, 11/15/17                      Aaa             3,195,000
          1,400,000 (Benedictine Hlth.), 5 1/4s, 2/15/14                                  Aaa             1,494,500
          1,000,000 (Benedictine Hlth.), Ser. A, MBIA, 5s, 2/15/23                        Aaa               988,750
          1,035,000 MN Pub. Fac. Auth. Rev. Bonds (Closed Lane Pool),
                    5s, 3/1/10                                                            Aa2             1,122,975
          1,000,000 MN Pub. Fac. Auth. Wtr. Poll. Control Rev. Bonds, Ser. A,
                    5 1/4s, 3/1/17                                                        Aaa             1,041,250
          3,000,000 MN State Duluth Arpt. Tax Increment G.O. Bonds,
                    Ser. 95A, 6 1/4s, 8/1/14                                              Aaa             3,262,500
          2,500,000 MN State G.O. Bonds, 5s, 11/1/19                                      Aaa             2,550,000
                    MN State Higher Ed. Fac. Auth. Rev. Bonds
            580,000 (U. St. Thomas), Ser. 4-P, 5.4s, 4/1/23                               A2                587,975
            500,000 (The College of St. Catherine), 5 3/8s, 10/1/32                       Baa1              490,625
          1,000,000 (St. John's U.), Ser. 4-L, 5.35s, 10/1/17                             A3              1,028,750
            500,000 (St. John's U.), Ser. 5-I, 5 1/4s, 10/1/26                            A3                498,125
            500,000 (The College of St. Catherine), 5s, 10/1/18                           Baa1              491,250
          1,100,000 MN State Higher Ed. Fac. Auth. VRDN
                    (St. Olaf College), 1.1s, 10/1/32                                     VMIG1           1,100,000
                    MN State Hsg. Fin. Agcy. Single Fam. Mtge. Rev. Bonds
            160,000 Ser. B-1, 6 3/4s, 1/1/26                                              Aa1               163,299
            370,000 Ser. Q, 6.7s, 1/1/17                                                  Aa1               382,553
          1,000,000 Monticello, Big Lake Cmnty. Hosp. Dist. Rev. Bonds
                    (Healthcare Fac.), Ser. A, 5 3/4s, 12/1/19                            BBB/P             970,000
          1,250,000 Mounds View, G.O. Bonds (Indpt. School Dist.
                    No. 621), 5 3/8s, 2/1/20                                              Aa1             1,300,000
          1,000,000 Mounds View, Rev. Bonds (Indpt. School Dist.
                    No. 621), Ser. A, 5 1/4s, 2/1/15                                      Aa1             1,061,250
          1,500,000 New Hope, Hsg. & Hlth. Rev. Bonds (MN Masonic
                    Home North Ridge), 5 7/8s, 3/1/29                                     BB-/P           1,370,625
                    North St. Paul Maplewood G.O. Bonds (Indpt. School
                    Dist. No. 622), Ser. A, MBIA
          2,000,000 7.1s, 2/1/19                                                          Aaa             2,212,500
          3,000,000 6 7/8s, 2/1/15                                                        Aaa             3,307,500
                    Northfield, Healthcare Fac. Rev. Bonds
                    (Retirement Ctr.), Ser. A
          1,230,000 6s, 5/1/28                                                            BB/P            1,094,700
            690,000 5 3/4s, 5/1/16                                                        BB/P              630,488
          1,000,000 Northfield, Hosp. Rev. Bonds, Ser. C, 6s, 11/1/31                     BBB-              983,750
          1,000,000 Olmsted Cnty., Healthcare Fac. Rev. Bonds
                    (Olmsted Med. Ctr.), 5.55s, 7/1/19                                    BB+/P             922,500
          2,000,000 Osseo, G.O. Bonds (Indpt. School Dist. No. 279),
                    Ser. A, 5 1/4s, 2/1/21                                                Aa1             2,055,000
          1,220,000 Pequot Lakes, G.O. Bonds (Indpt. School Dist. No. 186),
                    FGIC, 5s, 2/1/12                                                      Aaa             1,319,125
          1,160,000 Ramsey Cnty., G.O. Bonds, Ser. A, 5 3/8s, 2/1/16                      Aaa             1,210,750
          1,150,000 Ramsey Cnty., Redev. Auth. Rev. Bonds
                    (Hanover Townhouses), 6s, 7/1/31                                      Aa2             1,170,125
                    Robbinsdale, G.O. Bonds (Indpt. School Dist. No. 281)
          2,000,000 5 5/8s, 2/1/21                                                        Aa1             2,240,000
          1,500,000 MBIA, 5s, 2/1/14                                                      Aaa             1,563,750
          1,500,000 Rochester, Elec. Util. Rev. Bonds, 5 1/4s, 12/1/30                    Aa3             1,509,375
          2,000,000 Rochester, G.O. Bonds (Indpt. School Dist. No. 535),
                    Ser. A, 5 1/4s, 2/1/15                                                Aa1             2,172,500
          3,700,000 Rochester, Healthcare Fac. Rev. Bonds
                    (Olmsted Med. Group), 7 1/2s, 7/1/19                                  AAA/P           4,079,250
          2,000,000 Roseville, G.O. Bonds (Indpt. School Dist. No. 623),
                    Ser. A, FSA, 5s, 2/1/25                                               Aaa             1,995,000
          2,500,000 Sartell, Poll. Control Rev. Bonds (Champion Intl.),
                    6.95s, 10/1/12                                                        Baa2            2,594,950
          2,540,000 Sauk Rapids, G.O. Bonds (Indpt. School Dist. No. 47),
                    Ser. B, FSA, zero %, 2/1/11                                           Aaa             1,809,750
          2,495,000 SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds
                    (Burnsville), Ser. A-9, FSA, 7.1s, 1/1/30                             Aaa             2,632,225
                    Southern MN Muni. Pwr. Agcy. Syst. Rev. Bonds
          4,000,000 Ser. A, AMBAC, 5 1/4s, 1/1/16                                         Aaa             4,360,000
          1,240,000 Ser. B, 5s, 1/1/13                                                    A+              1,274,100
          1,500,000 St. Cloud, Healthcare Rev. Bonds (St. Cloud Hosp.
                    Oblig. Group), Ser. A, 6 1/4s, 5/1/17                                 Aaa             1,698,750
          1,310,000 St. Michael, G.O. Bonds (Indpt. School Dist. No. 885),
                    FSA, 5s, 2/1/16                                                       Aaa             1,365,675
          2,475,000 St. Paul, COP (Indpt. School Dist. No. 423), Ser. C,
                    5 1/4s, 2/1/16                                                        AA              2,524,500
                    St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                    (Healtheast)
            935,000 Ser. A, 6 5/8s, 11/1/17                                               Ba2               802,931
          1,000,000 Ser. B, 5.85s, 11/1/17                                                Ba2               792,500
            500,000 Ser. A, 5.7s, 11/1/15                                                 Ba2               401,250
          1,500,000 (Regions Hosp.), 5.3s, 5/15/28                                        BBB+            1,393,125
          1,000,000 Stillwater, G.O. Bonds (Indpt. School Dist. No. 834),
                    4.95s, 2/1/13                                                         Aa1             1,051,250
                    U. of MN Rev. Bonds, Ser. A
          1,000,000 5 3/4s, 7/1/18                                                        Aa2             1,138,750
          2,160,000 5 3/4s, 7/1/17                                                        Aa2             2,462,400
          1,000,000 5 1/2s, 7/1/21                                                        Aa2             1,086,250
          1,000,000 5 1/2s, 7/1/08                                                        Aa2             1,120,000
            565,000 Western MN Muni. Pwr. Agncy. Rev. Bonds, Ser. A,
                    AMBAC, 5 1/2s, 1/1/16                                                 Aaa               606,669
                    White Bear Lake, G.O. Bonds (Indpt. School Dist.
                    No. 624), Ser. C, FSA
          1,500,000 5s, 2/1/14                                                            AAA             1,590,000
          1,170,000 5s, 2/1/12                                                            AAA             1,265,063
                                                                                                      -------------
                                                                                                        152,545,125

Nevada (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Las Vegas, Monorail Rev. Bonds (2nd Tier),
                    7 3/8s, 1/1/40                                                        BB-/P             965,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $153,043,099)                                              $156,317,938
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $155,645,673.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November
      30, 2002.

      The rates shown on VRDN are the current interest rates shown at November 30, 2002, which are subject to change based on the terms of the security.

      The fund had the following industry group concentration greater than 10% at November 30, 2002 (as a percentage of net assets):

         Health care     19.0%

      The fund had the following insurance concentration greater than 10% at November 30, 2002 (as a percentage of net assets):

         FSA             12.9%

------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 2002 (Unaudited)

                        Market      Aggregate    Expiration     Unrealized
                        Value      Face Value       Date       Appreciation
------------------------------------------------------------------------------
U.S. Treasury Note
10yr (Short)         $8,888,752    $9,001,979      Mar-03        $113,227
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $153,043,099) (Note 1)    $156,317,938
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    2,269,052
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              134,491
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    3,601,217
-------------------------------------------------------------------------------------------
Total assets                                                                    162,322,698

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                  3,110,314
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                26,250
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               225,820
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,878,552
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          104,598
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        195,742
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           17,907
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        18,851
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            776
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               68,870
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               29,345
-------------------------------------------------------------------------------------------
Total liabilities                                                                 6,677,025
-------------------------------------------------------------------------------------------
Net assets                                                                     $155,645,673

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $155,653,078
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         97,014
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (3,492,485)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        3,388,066
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $155,645,673

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($108,913,850 divided by 12,259,035 shares)                                           $8.88
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.88)*                                $9.32
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($45,290,503 divided by 5,111,857 shares)**                                           $8.86
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,441,320 divided by 162,218 shares)                                                $8.89
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.89)***                              $9.19
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended November 30, 2002 (Unaudited)
Interest income:                                                                 $4,192,201
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    390,899
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       94,695
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     5,808
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,758
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               108,965
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               195,213
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 3,558
-------------------------------------------------------------------------------------------
Other                                                                                46,575
-------------------------------------------------------------------------------------------
Total expenses                                                                      849,471
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (21,024)
-------------------------------------------------------------------------------------------
Net expenses                                                                        828,447
-------------------------------------------------------------------------------------------
Net investment income                                                             3,363,754
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                    558,677
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and future contracts
during the period                                                                    77,984
-------------------------------------------------------------------------------------------
Net gain on investments                                                             636,661
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $4,000,415
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                      November 30                May 31
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $3,363,754            $7,121,441
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                          558,677               282,337
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                 77,984             1,496,137
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    4,000,415             8,899,915
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From tax exempt income
   Class A                                                             (2,366,880)           (4,918,064)
-------------------------------------------------------------------------------------------------------
   Class B                                                               (848,344)           (2,033,707)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (28,801)              (96,675)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                       2,574,814             6,457,882
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                            3,331,204             8,309,351

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   152,314,469           144,005,118
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income of $97,014 and distributions in excess of net investment income
of $22,715, respectively)                                            $155,645,673          $152,314,469
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.84        $8.73        $8.31        $9.05        $9.19        $8.95
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .20          .44          .45          .44 (c)      .45 (c)      .45
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .04          .10          .42         (.74)        (.14)         .24
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .24          .54          .87         (.30)         .31          .69
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.43)        (.45)        (.44)        (.45)        (.45)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.43)        (.45)        (.44)        (.45)        (.45)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.88        $8.84        $8.73        $8.31        $9.05        $9.19
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.66*        6.36        10.61        (3.30)        3.38         7.90
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $108,914     $105,533      $94,147      $86,868     $102,869     $100,806
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .45*         .88          .88          .89 (c)      .92 (c)     1.01
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.25*        4.97         5.17         5.15 (c)     4.81 (c)     4.89
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 19.35*       12.16        25.76        12.09        12.79        10.67
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended May
    31, 2000 and May 31, 1999, reflect a reduction of less than 0.01% and 0.08%, respectively, based on average net assets for class A shares.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                        ended
Per-share                              Nov. 30
operating performance                (Unaudited)                        Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.82        $8.70        $8.29        $9.02        $9.16        $8.92
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .17          .38          .39          .38 (c)      .38 (c)      .39
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .04          .12          .41         (.73)        (.13)         .24
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .21          .50          .80         (.35)         .25          .63
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.17)        (.38)        (.39)        (.38)        (.39)        (.39)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.17)        (.38)        (.39)        (.38)        (.39)        (.39)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.86        $8.82        $8.70        $8.29        $9.02        $9.16
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.33*        5.80         9.78        (3.84)        2.70         7.20
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $45,291      $45,367      $47,678      $45,249      $51,360      $44,100
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .77*        1.53         1.53         1.54 (c)     1.57 (c)     1.66
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.93*        4.32         4.52         4.50 (c)     4.16 (c)     4.22
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 19.35*       12.16        25.76        12.09        12.79        10.67
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended May
    31, 2000 and May 31, 1999, reflect a reduction of less than 0.01% and 0.08%, respectively, based on average net assets for class B shares.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                             Nov. 30
operating performance               (Unaudited)                         Year ended May 31
------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.84        $8.72        $8.31        $9.04        $9.19        $8.94
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .19          .41          .42          .42 (c)      .41 (c)      .42
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .04          .12          .41         (.73)        (.14)         .26
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .23          .53          .83         (.31)         .27          .68
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.41)        (.42)        (.42)        (.42)        (.43)
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.18)        (.41)        (.42)        (.42)        (.42)        (.43)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.89        $8.84        $8.72        $8.31        $9.04        $9.19
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.62*        6.16        10.15        (3.49)        2.96         7.70
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,441       $1,414       $2,180       $2,185       $1,613       $1,492
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .60*        1.18         1.18         1.19 (c)     1.22 (c)     1.31
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.11*        4.67         4.88         4.87 (c)     4.51 (c)     4.64
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 19.35*       12.16        25.76        12.09        12.79        10.67
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset arrangements (Note 2).

(c) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the years ended May
    31, 2000 and May 31, 1999, reflect a reduction of less than 0.01% and 0.08%, respectively, based on average net assets for class M shares.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
November 30, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Minnesota Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Minnesota personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term Minnesota tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A but lower than class B shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended November 30, 2002, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 2002, the fund had a capital loss carryover of approximately $3,638,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $533,000    May 31, 2003
       832,000    May 31, 2004
       164,000    May 31, 2006
     1,614,000    May 31, 2008
       170,000    May 31, 2009
       325,000    May 31, 2010

The aggregate identified cost on a tax basis is $153,043,099, resulting in gross unrealized appreciation and depreciation of $5,555,602 and $2,280,763, respectively, or net unrealized appreciation of $3,274,839.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the annual rate equal to the lesser of
(i) 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At November 30, 2002, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended November 30, 2002, the fund's expenses were reduced by $21,024 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $619 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $8,421 and $20 from the sale of class A and class M shares, respectively, and $27,063 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended November 30, 2002, Putnam Retail Management, acting as underwriter received no monies on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended November 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $27,667,160 and $29,486,975, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At November 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    761,939          $6,909,229
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               194,180           1,638,503
---------------------------------------------------------------------------
                                               956,119           8,547,732

Shares repurchased                            (635,974)         (5,686,848)
---------------------------------------------------------------------------
Net increase                                   320,145          $2,860,884
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,950,242         $17,140,941
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               394,078           3,579,690
---------------------------------------------------------------------------
                                             2,344,320          20,720,631

Shares repurchased                          (1,193,764)        (10,539,605)
---------------------------------------------------------------------------
Net increase                                 1,150,556         $10,181,026
---------------------------------------------------------------------------

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    342,750          $3,056,054
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                72,232             644,813
---------------------------------------------------------------------------
                                               414,982           3,700,867

Shares repurchased                            (449,570)         (4,007,687)
---------------------------------------------------------------------------
Net decrease                                   (34,588)          $(306,820)
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    805,060          $7,091,794
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               166,362           1,464,705
---------------------------------------------------------------------------
                                               971,422           8,556,499

Shares repurchased                          (1,304,499)        (11,488,662)
---------------------------------------------------------------------------
Net decrease                                  (333,077)        $(2,932,163)
---------------------------------------------------------------------------

                                        Six months ended November 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      8,626             $78,252
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 2,806              25,116
---------------------------------------------------------------------------
                                                11,432             103,368

Shares repurchased                              (9,220)            (82,618)
---------------------------------------------------------------------------
Net increase                                     2,212             $20,750
---------------------------------------------------------------------------

                                                   Year ended May 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                      4,905             $43,248
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 9,901              87,393
---------------------------------------------------------------------------
                                                14,806             130,641

Shares repurchased                            (104,666)           (921,622)
---------------------------------------------------------------------------
Net decrease                                   (89,860)          $(790,981)
---------------------------------------------------------------------------


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

*Closed to new investors.

+An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

 Check your account balances and current performance at www.putnaminvestments.com.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


[PHOTO OMITTED: SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With 65 years of experience, Putnam now has over $280 billion in assets under management, over 100 mutual funds, more than 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Jerome J. Jacobs
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Minnesota Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA049-84104  847/238/129  1/03